UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2005

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 26, 2005, the Compensation and Stock Option Committee of the Board of Directors of The Finish Line, Inc. (the “Company”) approved and adopted the forms of award letters and agreements to be used by the Company in connection with the 2002 Stock Incentive Plan of The Finish Line, Inc. (As Amended and Restated July 21, 2005).

A copy of the form of Award Agreement to be entered into between the Company and an award grantee who is an employee, including directors who are employees, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

A copy of the form of Award Agreement to be entered into between the Company and an award grantee who is a nonemployee director is attached hereto as Exhibit 10.2 and incorporated herein by reference.

A copy of the form of Nonqualified Option Award Letter to be used for employees, including directors who are employees, is attached hereto as Exhibit 10.3 and incorporated herein by reference.

A copy of the form of Nonqualified Option Award Letter to be used for nonemployee directors is attached hereto as Exhibit 10.4 and incorporated herein by reference.

A copy of the form of Incentive Stock Award Letter is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit

10.1	Form of Award Agreement for Employees and Employee Directors
10.2	Form of Award Agreement for Nonemployee Directors
10.3	Form of Nonqualified Option Award Letter for Employees and Employee Directors
10.4	Form of Nonqualified Option Award Letter for Nonemployee Directors
10.5	Form of Incentive Stock Award Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: July 28, 2005	By	/s/ Kevin S. Wampler
Kevin S. Wampler Executive Vice-President-Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Award Agreement for Employees and Employee Directors
10.2	Form of Award Agreement for Nonemployee Directors
10.3	Form of Nonqualified Option Award Letter for Employees and Employee Directors
10.4	Form of Nonqualified Option Award Letter for Nonemployee Directors
10.5	Form of Incentive Stock Award Letter